Summary Prospectus • December 30, 2010 AS SUPPLEMENTED ON JUNE 23, 2011
Destra International L-Series Fund
Class A Shares (     ), Class C Shares (      ), Class P Shares (      ), Class I Shares (     )

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at no cost by calling (877) 287-9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated December 30, 2010, as supplemented on June 23, 2011, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 24 of the Fund’s Prospectus and “Purchases” on page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on	5.75%	None	None	None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a	None	1.00%	None	None
percentage of the lower of original purchase
price or redemption proceeds)
Maximum Sales Charge (Load) Imposed on	None	None	None	None
Reinvested Dividends
Redemption Fee on shares held for 90 days or	None	None	2.00%	2.00%
less (as a percentage of amount redeemed)
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	0.65%	0.65%	0.75%	0.62%
Total Annual Fund Operating Expenses	1.85%	2.60%	1.95%	1.57%
Advisory Fee Waiver2	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Expenses After Waiver	1.75%	2.50%	1.85%	1.47%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2
The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.75% for Class A, 2.50% for Class C, 1.85% for Class P and 1.47% for Class I. This waiver will continue in effect until December 31, 2013. The waiver may be terminated or modified prior to December 31, 2013 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$743	$1,094	$743	$1,094
Class C	$353	$779	$253	$779
Class P	$188	$582	$188	$582
Class I	$150	$465	$150	$465

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the MSCI World ex USA Index. The MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and consist of twenty-three developed market country indices. At a minimum, the Fund will consist of at least five countries and will have 80% of non-U.S. companies. The Fund may invest in all market capitalizations and its investments generally will include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.

The Fund’s sub-adviser, Zebra Capital Management, LLC (“Zebra”) seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium exists in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected returns. Zebra targets stocks with strong fundamentals (i.e. earnings, book value, cash flows) that trade less than stocks with comparable fundamentals. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected returns. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, Zebra believes the market will recognize this stock again, and its price will increase as its trading activity rises, allowing Zebra to capture its liquidity premium and produce higher returns. Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks. There is no guarantee that the perceived intrinsic value of any investment will be realized.

Principal Risks

Market Risk/Smaller Company Risk—The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to declines in the overall stock or other financial markets and therefore the value of fund shares will fluctuate. In general, the value of a Fund that invests primarily in equity securities will move in the same direction as the overall markets, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. This risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations. In addition, stocks of smaller companies may not be widely followed by the investment community, resulting in less demand. You may lose some or all of your investment in this Fund.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States. This increased risk is a result of, among other things, regulatory, political, social and economic developments abroad; different legal, regulatory and tax environments; less liquidity and greater volatility; a lack of uniform accounting, auditing and financial reporting standards; and increased price volatility.

Currency Risk—Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Value Stocks Risk—Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Liquidity Risk—This Fund, like all open-end funds, are limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

Securities Selection Risk—Securities selected by the subadviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk—An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management Investment Adviser
Destra Advisors LLC

Investment Sub-Adviser
Zebra Capital Management, LLC

Portfolio Managers Zebra Capital Management , LLC Roger Ibbotson, Ph.D. Chief Investment Officer Wendy Hu, Ph.D. Senior Research Analyst	Since Fund inception Since Fund inception

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares. The minimum investment for Class I shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.